SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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         CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 23, 2009
Date of Report (Date of earliest event reported)

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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California  92660
(Address of Principal Executive Offices)

(949) 480-8300
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 2.02.   Results of Operations and Financial Condition.

On July 23, 2009, Acacia Research Corporation issued a press release announcing its earnings for the three months ended June 30, 2009.  A copy of that release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits.

99.1  Press Release dated July 23, 2009 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: July 23, 2009	By:	/s/ Paul R. Ryan
Name: Paul R. Ryan
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 23, 2009, of the Registrant.